UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 04, 2013 (Date of earliest event reported)
Theravance, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30319 (Commission File Number)	94-3265960 (IRS Employer Identification Number)

901 Gateway Boulevard, South San Francisco, CA (Address of principal executive offices)		94080 (Zip Code)
650-808-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act of 1934"), or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On September 4, 2013, Theravance, Inc. issued a press release announcing results from Phase 2b study 0091 of TD-4208, an investigational long-acting muscarinic antagonist, administered once-a-day as a nebulized aqueous solution in patients with moderate to severe chronic obstructive pulmonary disease. Theravance management will discuss these results on a conference call on September 5, 2013 at 8:30 a.m. Eastern Daylight Time. A copy of the press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release dated September 04, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 04, 2013	THERAVANCE, INC. By: /s/ Michael W. Aguiar Michael W. Aguiar Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release dated September 04, 2013